Statements of Operations (Unaudited) - USD ($)	3 Months Ended	4 Months Ended
	Sep. 30, 2025	Sep. 30, 2025
Greenland Exploration Limited
General and administrative expenses	$ 19,801	$ 28,136
Loss before taxes	(19,801)	(28,136)
Income tax
Net loss	$ (19,801)	$ (28,136)
Weighted average common shares outstanding
Basic and diluted	1,500,000	1,393,805
Basic and diluted net loss per share	$ (0.01)	$ (0.02)